                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, thE undersigned officer of IDEX Corporation (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     March 5, 2004               /s/   Dennis K. Williams
                                 -----------------------------------------------
                                 Dennis K. Williams
                                 Chairman, President and Chief Executive Officer